UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2013

GUITAR CENTER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-175270-07 (Commission File Number)	26-0843262 (IRS Employer Identification No.)

GUITAR CENTER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22207 (Commission File Number)	95-4600862 (IRS Employer Identification No.)

5795 Lindero Canyon Road

Westlake Village, California 91362
(Address of principal executive offices, including zip code)

(818) 735-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On June 3, 2013, Guitar Center, Inc. (the “Company”), together with the facility guarantors thereunder, the lenders thereunder and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of October 9, 2007, as amended by the First Amendment, dated as of March 2, 2011, among the Company, the facility guarantors party thereto, the lenders party thereto, the Administrative Agent and the other agents party thereto (the “Term Credit Agreement”).  The Second Amendment amends certain terms of the Term Credit Agreement, including as follows: (a) the “applicable margin” of “LIBO rate” and “prime rate” extended term loans was amended to be a percentage per annum equal to 6.0% and 5.0%, respectively; (b) the time period for a 1.00% prepayment premium with respect to a repricing transaction was amended to be the period from the effective date of the Second Amendment through the first anniversary thereof; and (c) the consolidated secured net leverage ratio levels were eased for the period from April 1, 2013 through June 30, 2015, and the Company will not be required to test such ratio as a maintenance covenant for the fiscal quarter ending June 30, 2013.  The Company previously obtained the required consent under the Company’s ABL credit agreement for the amendments to the Term Credit Agreement.

The description of the Second Amendment set forth above is qualified in its entirety by the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

Exhibit No.	Description
10.1

Second Amendment, dated as of June 3, 2013, to the Credit Agreement, dated as of October 9, 2007, as amended by the First Amendment, dated as of March 2, 2011, among Guitar Center, Inc., the facility guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER HOLDINGS, INC.

Date: June 7, 2013	By:	/s/ Tim Martin
	Name:	Tim Martin
	Title:	Vice President

GUITAR CENTER, INC.

Date: June 7, 2013	By:	/s/ Tim Martin
	Name:	Tim Martin
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment, dated as of June 3, 2013, to the Credit Agreement, dated as of October 9, 2007, as amended by the First Amendment, dated as of March 2, 2011, among Guitar Center, Inc., the facility guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the other agents party thereto.